Copeland

SMID Cap Dividend growth Fund

Class A Shares: CSDGX

Class I Shares: CSMDX

Copeland

Dividend Growth Fund

Class A Shares: CDGRX

Class C Shares: CDCRX

Class I Shares: CDIVX

Copeland

International Small Cap Fund

Class A Shares: CISAX

Class I Shares: CSIIX

PROSPECTUS

March 30, 2022 (revised April 26, 2022)

This Prospectus provides important information about the Copeland SMID Cap Dividend Growth Fund (“SMID Cap”), the Copeland Dividend Growth Fund (“Dividend Growth”) and the Copeland International Small Cap Fund (“International Small Cap”) (each a “Fund” and collectively referred to as the “Funds”) that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: COPELAND SMID CAP DIVIDEND GROWTH FUND	1
Investment Objectives	1
Fees and Expenses of the Fund	1
Portfolio Turnover	2
Principal Investment Strategies	2
Principal Investment Risks	2
Performance	4
FUND SUMMARY: COPELAND DIVIDEND GROWTH FUND	5
Investment Objectives	5
Fees and Expenses of the Fund	5
Portfolio Turnover	6
Principal Investment Strategies	6
Principal Investment Risks	6
Performance	7
FUND SUMMARY: COPELAND INTERNATIONAL SMALL CAP FUND	9
Investment Objectives	9
Fees and Expenses of the Fund	9
Portfolio Turnover	9
Principal Investment Strategies	10
Principal Investment Risks	10
Performance	11
MANAGEMENT OF THE FUNDS	12
Investment Adviser	12
Portfolio Managers	12
Purchase and Sale of Fund Shares	12
Tax Information	12
Payments to Broker-Dealers and Other Financial Intermediaries	12
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	13
Investment Objectives	13
Principal Investment Strategies of Copeland SMID Cap Dividend Growth Fund	13
Principal Investment Strategies of Copeland Dividend Growth Fund	13
Principal Investment Strategies of Copeland International Small Cap Fund	14
Principal Investment Risks	15
Temporary Investments	18
Portfolio Holdings Disclosure	18
MANAGEMENT	19
Investment Adviser	19
Portfolio Managers of Copeland SMID Cap Dividend Growth Fund	19
Portfolio Managers of Copeland Dividend Growth Fund	19
Portfolio Managers of Copeland International Small Cap Fund	20
Performance of Comparable Accounts – SMID Cap Fund	21
Performance of Comparable Accounts – Copeland International Small Cap Fund	2322
HOW SHARES ARE PRICED	23
HOW TO PURCHASE SHARES	24
HOW TO REDEEM SHARES	28
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	30
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	31
DISTRIBUTION OF SHARES	33
Distributor	33
Distribution Fees	33
Shareholder Service Fees	33
Additional Compensation to Financial Intermediaries	33
Householding	33
FINANCIAL HIGHLIGHTS	34
PRIVACY NOTICE	39
Appendix A: Financial Intermediary Sales Charge Variations	A-1

FUND SUMMARY: COPELAND SMID CAP DIVIDEND GROWTH FUND

Investment Objectives: The Fund seeks long-term capital appreciation and income generation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below. You may also pay commissions or other fees to your broker or financial intermediary when they buy or sell Class I shares of the Fund, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional or in How to Purchase Shares on page 24 of this Prospectus, in Appendix A: Financial Intermediary Sales Charge Variations on page A-1 of this Prospectus and in Purchase, Redemption and Pricing of Shares on page 64 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%(1)	None
Redemption Fee (as a % of amount redeemed if held less than 30 days) ($15 fee for any redemption paid by wire transfer)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	1.10%	1.02%
Shareholder Servicing Fee	0.00%	0.10%
Total Other Expenses	1.10%	1.02%
Total Annual Fund Operating Expenses	2.10%	1.87%
Fee Waiver and/or Expense Reimbursement(2)	(0.90)%	(0.92)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
(1)	Maximum Deferred Sales Charge (load) may be charged only on shares redeemed within the first 18 months after their purchase.
(2)	The Fund’s adviser has contractually agreed to waive its fees and/or absorb expenses of the Fund, until at least March 31, 2023, to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.20% of the daily average net asset value of Class A shares and 0.95% of the daily average net asset value of Class I shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the waiver/expense reimbursement and the expense limitation in effect at the time of the repayment. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same taking into account the fee waiver in the first year of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$790	$1,113	$1,561	$2,799
Class I	$97	$498	$925	$2,115

1

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2021, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objectives of long-term capital appreciation and income generation by purchasing small and mid-capitalization equities of companies with a proven track record of dividend growth. The Fund is primarily composed of common and preferred stocks, master limited partnership units (“MLPs”) and equity real estate investment trusts (“REITs”) of U.S. companies. The Fund will limit its investment in MLPs to no more than 25% of its net assets. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should the issuer be liquidated. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. The Fund may purchase derivative instruments (including options, futures and options on futures) or invest in exchange traded funds (“ETFs”), open-end funds (mutual funds) and closed-end funds (“Underlying Funds”) on a limited basis to enhance returns or hedge against market movements while liquidating certain positions and buying other securities.

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities of small and mid-capitalization companies that pay a dividend and that have increased their dividend in the most recent annual period. The adviser sells securities when they fail to raise their dividend or no longer meet its fundamental stock selection criteria. The Fund’s adviser considers “small and mid-capitalization” companies to include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the Russell 2500TM Index. This capitalization range fluctuates and as of February 28, 2022, the average market cap was $7.596 billion, the median market cap was $1.517 billion, and the largest stock market cap was $40.309 billion.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions and other factors.

•	Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Derivatives Risk: The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.
•	Dividend-Paying Stock Risk: The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. If the amount a company pays out as a dividend exceeds its earnings and profits, the excess will be treated as a return of capital and the Fund’s tax basis in the stock will be reduced. A reduction in the Fund’s tax basis in such stock will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the stock.
•	Investment Company Risk: Shares of open- and closed-end funds and ETFs have many of the same risks as direct investments in the underlying securities they invest in or are designed to track, although the lack of liquidity may make ETFs more volatile. Open-end funds, closed-end funds and ETFs have investment management fees and other expenses that will be indirectly paid by the Portfolio. In addition, ETFs and closed-end funds do not necessarily trade at the net asset value of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying portfolios and may result in a loss and are subject to trading and commission costs.
2

•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.
•	Large Shareholder Risk: From time to time, shareholders of the Fund (which may include institutional investors or financial intermediaries acting on behalf of their clients) may make relatively large redemptions or purchases of the Fund’s shares. These transactions may, among other things, cause the Fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. There could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times it would not otherwise do so. Selling portfolio securities to meet a large redemption request also may increase transaction costs or have adverse tax consequences for Fund shareholders. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
•	Management Risk: The adviser’s dependence on its dividend growth and judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove incorrect and may not produce the desired results.
•	Market Risk: Overall securities market risks may affect the value of individual securities in which the Fund invests. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. The Fund cannot predict the effects of such events on the economy, the markets or the Fund’s investments. For example, the novel strain of coronavirus (COVID-19) has resulted in serious economic disruptions globally. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Although vaccines for COVID-19 are becoming more widely available the duration of and full impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks.
•	MLP Risk: Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. Additional risks include the following. A decline in commodity prices may lead to a reduction in production or supply of those commodities. The trending excess worldwide oil and gas reserves and production has, and may further, depress the value of investments in energy related MLPs. This trend is causing producers to curtail production and/or reduce capital spending for exploration activities. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs.
•	Preferred Stock Risk: Preferred stock generally does not exhibit as great a potential for appreciation as common stock, although it ranks above common stock in its claim on income for dividend payments and in liquidation. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of preferred and common stockholders. Preferred stock may also be subject to optional or mandatory redemption provisions.
•	REIT Risk: An equity REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, changes in interest rates and property taxes.
•	Cyber Security Risk: Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and its adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders.
3

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for the last four calendar years. Returns for Class A shares, which are not presented in the bar chart, will vary from the return for the Class I shares to the extent the expenses of such classes differ. The performance table compares the performance of the Fund’s Class I and Class A shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Performance reflects expense reimbursements in effect. If expense reimbursements were not in place, the Fund’s performance would be reduced. Updated performance information is available at no cost by calling 1-888-9-COPELAND (1-888-926-7352).

Class I Annual Total Return For Year Ended December 31

Best Quarter:	6/30/2020	19.07%
Worst Quarter:	3/31/2020	(24.02)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

Class I Shares	One Year	Since Inception of the Class(1)
Return before taxes	22.56%	12.86%
Return after taxes on distributions	20.35%	12.01%
Return after taxes on distributions and sale of Fund Shares	14.28%	10.05%
Class A Shares
Return before taxes	15.17%	13.53%
Russell 2500 Total Return Index(2)	18.18%	13.09%(3) 17.73%(4)
(1)	The inception date of the Fund’s Class I shares is February 27, 2017. The inception date of the Fund’s Class A shares is February 11, 2019.
(2)	The Russell 2500 Index is comprised of the smallest 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index or benchmark.

(3)    Since the date of Class I shares inception, February 27, 2017.

(4)    Since the date of Class A shares inception, February 11, 2019.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

4

FUND SUMMARY: COPELAND DIVIDEND GROWTH FUND

Investment Objectives: The Fund seeks long-term capital appreciation and income generation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional or in How to Purchase Shares on page 24 of this Prospectus, in Appendix A: Financial Intermediary Sales Charter Variations on page A-1 of this Prospectus and in Purchase, Redemption and Pricing of Shares on page 64 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%(1)	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days) ($15 fee for any redemption paid by wire transfer)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.93%	0.94%	0.90%
Shareholder Servicing Fee	0.00%	0.00%	0.10%
Total Other Expenses	0.93%	0.94%	1.00%
Total Annual Fund Operating Expenses	1.93%	2.69%	1.75%
Fee Waiver and/or Expense Reimbursement(2)(3)	0.73%	0.74%	0.70%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.20%	1.95%	1.05%
(1)	Maximum Deferred Sales Charge (load) may be charged only on shares redeemed within the first 18 months after their purchase.
(2)	The Fund’s adviser has contractually agreed to waive its fees and/or absorb expenses of the Fund, until at least March 31, 2023, to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.20% of the daily average net asset value of Class A shares, 1.95% of the daily average net asset value of Class C shares and 1.05% of the daily average net asset value of Class I shares; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the waiver/expense reimbursement and the expense limitation in effect at the time of the repayment. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser.
(3)	The Fee Waiver and/or Expense Reimbursement and the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated and differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect the current expenses of the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same taking into account the fee waiver in the first year of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$790	$1,080	$1,493	$2,643
Class C	$198	$765	$1,359	$2,968
Class I	$107	$483	$883	$2,004
5

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2021, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objectives of producing long-term capital appreciation and income generation, by applying its fundamental stock selection to purchase equities of companies with a proven track record of dividend growth. The Fund is primarily composed of common stocks, master limited partnership units (“MLPs”) and equity real estate investment trusts (“REITs”) of U.S. companies or entities that have raised their dividends for a minimum of five consecutive years and cash equivalents. The Fund will limit its investment in MLPs to no more than 25% of its net assets. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales.

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities that have increased their dividend for a minimum of five consecutive years. The Fund further manages risk through its diversification strategy of allocating generally no more than 5% to a single equity security, measured at time of purchase. The Fund in general invests in companies with a market capitalization of at least $250 million, upon purchase. All portfolio securities must be traded on a U.S. stock exchange.

The adviser sells securities when they fail to raise their dividend or no longer meet its fundamental stock selection criteria. The adviser may engage in active and frequent trading to meet the Fund’s investment objectives.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions and other factors.

•	Dividend-Paying Stock Risk: The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. If the amount a company pays out as a dividend exceeds its earnings and profits, the excess will be treated as a return of capital and the Fund’s tax basis in the stock will be reduced. A reduction in the Fund’s tax basis in such stock will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the stock.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.
•	Large Shareholder Risk: From time to time, shareholders of the Fund (which may include institutional investors or financial intermediaries acting on behalf of their clients) may make relatively large redemptions or purchases of the Fund’s shares. These transactions may, among other things, cause the Fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. There could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times it would not otherwise do so. Selling portfolio securities to meet a large redemption request also may increase transaction costs or have adverse tax consequences for Fund shareholders. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
•	Management Risk: The adviser’s dependence on its dividend growth strategy and judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove incorrect and may not produce the desired results.
•	Market Risk: Overall securities market risks may affect the value of individual securities in which the Fund invests. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, political events affect the securities markets. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other unforeseeable events that adversely affect individual companies, industries, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. The Fund cannot predict the effects of such events on the economy, the markets or the Fund’s investments. For example, the novel strain of coronavirus (COVID-19) outbreak has resulted in serious economic disruptions globally. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Although vaccines for COVID-19 are becoming more widely available the duration of and full impact of impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks.

6

•	MLP Risk: Holders of MLP units have limited control and voting rights on matters affecting the partnership.
In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. Additional risks include the following. A decline in commodity prices may lead to a reduction in production or supply of those commodities. The trending excess worldwide oil and gas reserves and production has, and may further, depress the value of investments in energy related MLPs. This trend is causing producers to curtail production and/or reduce capital spending for exploration activities. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs.
•	REIT Risk: An equity REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, changes in interest rates and property taxes.
•	Small and Medium Capitalization Risk: The value of a small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder and reduces after-tax returns if Fund shares are held in a taxable account.
•	Cyber Security Risk: Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and its adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A shares for the last ten calendar years. Returns for Class C shares and Class I shares, which are not presented in the bar chart, will vary from the return for the Class A shares to the extent the expenses of such classes differ. The performance table compares the performance of the Fund’s Class A, Class C and Class I shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Performance reflects expense reimbursements in effect. If expense reimbursements were not in place, the Fund’s performance would be reduced. Updated performance information is available at no cost by calling 1-888-9-COPELAND (1-888-926-7352).

Class A Annual Total Return For Years Ended December 31

Returns do not reflect sales charges, and would be lower if they did.

Best Quarter:	12/31/2020	11.75%
Worst Quarter:	3/31/2020	(19.97)%
7

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

Class A Shares	One Year	Five Years	Since Inception of the Class(1)
Return before taxes	18.92%	10.64%	9.66%
Return after taxes on distributions	15.34%	8.25%	7.86%
Return after taxes on distributions and sale of Fund shares	12.82%	7.86%	7.42%
Class C Shares
Return before taxes	25.31%	11.12%	9.40%
Class I Shares
Return before taxes	26.36%	12.13%	9.79%
S&P 500® Index(2)	28.71%	18.47%	16.55%(3) 16.35%(4) 16.07%(5)
Russell 3000 Index(2)	25.66%	17.97%	14.81%(3) 16.11%(4) 15.72%(5)
(1)	The inception date of the Fund’s Class A shares is December 28, 2010. The inception date of the Fund’s Class C shares is January 5, 2012. The inception date of the Fund’s Class I shares is March 1, 2013.
(2)	The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.
(3)	Since the inception date of Class A shares, December 28, 2010.
(4)	Since the inception date of Class C shares, January 5, 2012.
(5)	Since the inception date of Class I shares, March 1, 2013.

After-tax returns above are shown for Class A shares of the Fund; after-tax returns for the Fund’s Class C and Class I shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

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FUND SUMMARY: COPELAND INTERNATIONAL SMALL CAP FUND

Investment Objectives: The Fund seeks long-term capital appreciation and income generation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below. You may also pay commissions or other fees to your broker or financial intermediary when they buy or sell Class I shares of the Fund, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional or in How to Purchase Shares on page 24 of this Prospectus, in Appendix A: Financial Intermediary Sales Charge Variations on page A-1 of this Prospectus and in Purchase, Redemption and Pricing of Shares on page 64 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%(1)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days) ($15 fee for any redemption paid by wire transfer)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%	0.78%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses(2)	1.24%	1.24%
Shareholder Servicing Fees	0.00%	0.10%
Total Annual Fund Operating Expenses	2.27%	2.12%
Fee Waiver and/or Expense Reimbursement(3)	1.04%	1.14%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.23%	0.98%
(1)	Maximum Deferred Sales Charge (load) may be charged only on shares redeemed within the first 18 months after their purchase.
(2)	Expenses are based on estimated amounts for the current fiscal year.
(3)	The Fund’s adviser has contractually agreed to waive its fees and/or absorb expenses of the Fund, until at least March 31, 2023, to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.23% or 0.98% of the daily average net asset value of Class A and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the waiver/expense reimbursement and the expense limitation in effect at the time of the repayment. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same taking into account the fee waiver in the first year of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class A	$793	$1,149
Class I	$100	$554

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund is new and did not have a portfolio turnover rate for the fiscal year ended November 30, 2021.

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Principal Investment Strategies: The Fund seeks to achieve its investment objectives of long-term capital appreciation and income generation by purchasing small capitalization equities of international companies with a proven track record of consistent dividend growth.

The Fund is primarily composed of common stocks, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) of international companies or entities, Master Limited Partnerships (“MLPs”) and cash equivalents. ADRs are investments issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign company. International companies or entities are those that trade on non-U.S. exchanges or that derive the majority of their revenue from non-U.S. sources.

As an international fund, the Fund invests, under normal market conditions, in at least three different foreign countries, and at least 40% of its assets outside of the U.S. The Fund plans to invest primarily in developed markets, and to a lesser degree in emerging markets, throughout the world. Emerging markets include all markets that are not considered to be developed markets by the MSCI World Ex USA Small Cap Index. The Fund may seek to reduce currency fluctuations by hedging its foreign currency exposure.

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities that pay a dividend and also have increased their dividend in the past 12 months or that the adviser expects to raise the dividend in the next 12 months. Up to 20% of the Fund’s net assets may be invested in stocks that do not meet these dividend criteria. The adviser sells securities when they no longer meet its fundamental dividend growth criteria. The adviser may engage in active and frequent trading to meet the Fund’s investment objectives.

In addition, under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in small capitalization companies. The Fund’s adviser considers “small capitalization” companies to include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the MSCI World Ex USA Small Cap Index. This capitalization range fluctuates and was $1.27 million to $8.8 billion as of February 28, 2022.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions and other factors.

•	Foreign Investing Risk: Investments in foreign countries are subject to country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign investments may experience greater volatility than U.S. investments. Currency hedging transactions may not perfectly offset the Fund’s foreign currency exposure and entail additional trading commissions and fees.
•	Small Capitalization Stock Risk: The value of small capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Dividend-Paying Stock Risk: The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. If the amount a company pays out as a dividend exceeds its earnings and profits, the excess will be treated as a return of capital and the Fund’s tax basis in the stock will be reduced. A reduction in the Fund’s tax basis in such stock will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the stock.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.
•	Large Shareholder Risk: From time to time, shareholders of the Fund (which may include institutional investors or financial intermediaries acting on behalf of their clients) may make relatively large redemptions or purchases of the Fund’s shares. These transactions may, among other things, cause the Fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. There could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times it would not otherwise do so. Selling portfolio securities to meet a large redemption request also may increase transaction costs or have adverse tax consequences for Fund shareholders. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
•	Limited History of Operations: The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. Investors bear the risk that the Fund may not be able to implement its investment strategies or attract sufficient assets.
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•	Management Risk: The adviser’s dependence on its dividend growth strategy and judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove incorrect and may not produce the desired results.
•	Market Risk: Overall securities market risks may affect the value of individual securities in which the Fund invests. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. The Fund cannot predict the effects of such events on the economy, the markets or the Fund’s investments. For example, the novel strain of coronavirus (COVID-19) has resulted in serious economic disruptions globally. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Although vaccines for COVID-19 are becoming more widely available, the duration of the COVID-19 outbreak and its full impact is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks.
•	Emerging Market Risk: The Fund may invest in countries with newly organized or less developed securities markets, but it will not be a significant part of the strategy. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.
•	ADRs Risk: ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities that are not passed through.
•	REIT Risk: An equity REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, changes in interest rates and property taxes.
•	MLP Risk: Holders of MLP units have limited control and voting rights on matters affecting the partnership.
In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. Additional risks include the following. A decline in commodity prices may lead to a reduction in production or supply of those commodities. The trending excess worldwide oil and gas reserves and production has, and may further, depress the value of investments in energy related MLPs. This trend is causing producers to curtail production and/or reduce capital spending for exploration activities. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs.
•	Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder and reduces after-tax returns if Fund shares are held in a taxable account.
•	Cyber Security Risk: Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and its adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

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MANAGEMENT OF THE FUNDS

Investment Adviser: Copeland Capital Management, LLC.

Portfolio Managers: Mark W. Giovanniello, Chief Investment Officer of the adviser, Eric C. Brown, Chief Executive Officer of the adviser, David McGonigle portfolio manager of the adviser and Jeffrey Walkenhorst portfolio manager of the adviser have served the Copeland SMID Cap Dividend Growth Fund as its portfolio managers since it commenced operations in 2017. Messrs. Giovanniello, Brown, McGonigle and Walkenhorst are jointly and primarily responsible for managing the Fund.

Portfolio Managers: Eric C. Brown, Chief Executive Officer of the adviser, and Mark Giovanniello, Chief Investment Officer of the adviser have served the Copeland Dividend Growth Fund as its portfolio managers since it commenced operations in 2010. Both Mr. Brown and Mr. Giovanniello are jointly and primarily responsible for managing the Copeland Dividend Growth Fund.

Portfolio Managers: Erik B. Granade, Head of International Equities of the adviser and Kenneth T. Lee, portfolio manager of the adviser, have served the Copeland International Small Cap Fund as its portfolio managers since it commenced operations in 2021. Mr. Granade and Mr. Lee are jointly and primarily responsible for managing the Copeland International Small Cap Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Funds on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Use of the Funds’ Automatic Investment Plan can lower these requirements. The Funds or their adviser may waive any investment minimum and the investment minimums will be waived for Class I shares purchased through certain brokerage accounts:

Copeland SMID Cap Dividend Growth Fund Minimum Investment
Class	Initial Regular Accounts	Initial Retirement Accounts	Subsequent Regular Accounts	Subsequent Retirement Accounts
A	$5,000	$250	$500	$50
I	$5,000	$5,000	$500	$50

Copeland Dividend Growth Fund Minimum Investment
Class	Initial Regular Accounts	Initial Retirement Accounts	Subsequent Regular Accounts	Subsequent Retirement Accounts
A	$1,000	$250	$500	$50
C	$1,000	$250	$500	$50
I	$25,000	$25,000	$500	$50

Copeland International Small Cap Fund Minimum Investment
Class	Initial Regular Accounts	Initial Retirement Accounts	Subsequent Regular Accounts	Subsequent Retirement Accounts
A	$5,000	$250	$500	$50
I	$5,000	$5,000	$500	$50

Tax Information: Dividends and capital gain distributions you receive from the Funds, whether you reinvest your distributions in additional Fund shares or receive them in cash, are generally taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-exempt or tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable as ordinary income upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:

The Copeland SMID Cap Dividend Growth Fund seeks long-term capital appreciation and income generation. The Fund’s investment objectives, its 80% dividend growth security and small and mid-capitalization policy may be changed without shareholder approval by the Fund’s Board of Trustees upon 60 days’ written notice to shareholders.

The Copeland Dividend Growth Fund seeks long-term capital appreciation and income generation in normal market environments. The Fund’s investment objectives and its 80% dividend growth security policy may be changed without shareholder approval by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

The Copeland International Small Cap Fund seeks long-term capital appreciation and income generation. The Fund’s investment objectives, its 80% small capitalization policy, and its policy to invest in at least three different foreign countries and at least 40% of its assets outside of the U.S. may be changed without shareholder approval by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

Copeland SMID Cap Dividend Growth Fund Principal Investment Strategies:

The Copeland SMID Cap Dividend Growth Fund seeks to achieve its investment objectives of long-term capital appreciation and income generation by purchasing small and mid-capitalization equities of companies with a proven track record of dividend growth. The Fund is primarily composed of common and preferred stocks, master limited partnership units (“MLPs”) and equity real estate investment trusts (“REITs”) of U.S. companies. The Fund will limit its investment in MLPs to no more than 25% of its net assets. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should the issuer be liquidated. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. The Fund may purchase derivative instruments (including options, futures and options on futures) or invest in exchange traded funds (“ETFs”), open-end funds (mutual funds) and closed-end funds (“Underlying Funds”) on a limited basis to enhance returns or hedge against market movements while liquidating certain positions and buying other securities.

Under normal market conditions, the Copeland SMID Cap Dividend Growth Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities of small and mid-capitalization companies that pay a dividend and that have increased their dividend in the most recent annual period. The adviser sells securities when they fail to raise their dividend or no longer meet its fundamental stock selection criteria. The Fund’s adviser considers “small and mid-capitalization” companies to include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the Russell 2500TM Index. This capitalization range fluctuates and, as of February 28, 2022, the average market cap was $7.596 billion, the median market cap was $1.517 billion, and the largest stock by market cap was $40.309 billion.

Stock Selection Strategy

For the Copeland SMID Cap Dividend Growth Fund, the adviser’s proprietary stock selection model quantitatively ranks all U.S. small and mid-capitalization cap companies that pay dividends and have increased their dividend over the past annual period using specific fundamental characteristics that the adviser believes are predictive of strong future total returns as well as the sustainability and growth of a company’s dividend. These factors include metrics that measure dividends relative to earnings and cash flow, business growth, dividend yield and other valuation metrics. The investment team assesses the company’s future growth potential, industry competition, and the commitment of management to a proper allocation of capital between the return of capital to shareholders via dividends and investment for future operational growth. The adviser sells securities when they fail to raise the dividend or when they no longer meet its fundamental stock selection criteria.

Copeland Dividend Growth Fund Principal Investment Strategies:

The Copeland Dividend Growth Fund seeks to achieve its investment objectives of producing long-term capital appreciation and income generation by purchasing equity securities of companies with a proven track record of dividend growth. The Fund is primarily composed of common stocks, master limited partnership units (“MLPs”) and equity real estate investment trusts (“REITs”) of U.S. companies or entities that have raised their dividends for a minimum of five consecutive years, and cash equivalents. The Fund will limit its investment in MLPs to no more than 25% of its net assets. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. The Fund’s investment approach entails the adviser’s “stock selection” strategy as outlined below.

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Under normal market conditions, the Copeland Dividend Growth Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities that have increased their dividend for a minimum of five consecutive years. The Fund further manages risk through its diversification strategy of allocating generally no more than 5% to a single equity security, measured at time of purchase. The Fund in general invests in companies with a market capitalization of at least $250 million, upon purchase. All portfolio securities must be traded on a U.S. stock exchange.

Stock Selection Strategy

For the Copeland Dividend Growth Fund, the adviser’s proprietary stock selection model ranks all “dividend growers” (U.S. traded stocks, MLPs and REITs that have raised their dividend for a minimum of five consecutive years) using specific fundamental characteristics that the adviser believes are predictive of strong future total returns as well as the sustainability and growth of a company’s dividend. These factors include an assessment of the ability to pay dividends relative to earnings and cash flow, historical sales and dividend growth, the cash flow conversion ratio, earnings momentum, return on capital, dividend yield and other valuation metrics. In addition, the investment team eliminates stocks that violate specific ability-to-pay and payout ratio thresholds.

The adviser selects specific stocks amongst the top-ranked companies with a proven track record of dividend growth. If there are not enough dividend growth securities that pass the adviser’s criteria, securities with fewer than five years of dividend growth may be purchased. These securities would be dividend paying stocks with a track record of dividend growth that are also expected by the adviser to deliver dividend growth in the future. The adviser sells securities when they fail to raise their dividend or no longer meet its fundamental stock selection criteria. The adviser may engage in active and frequent trading to meet the Copeland Dividend Growth Fund’s investment objectives.

Copeland International Small Cap Fund Principal Investment Strategies:

The Copeland International Small Cap Fund seeks to achieve its investment objectives of long-term capital appreciation and income generation by purchasing small capitalization equities of international companies with a proven track record of dividend growth.

The Copeland International Small Cap Fund is primarily composed of common stocks, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) of international companies or entities, Master Limited Partnerships (“MLPs”) and cash equivalents. ADRs are investments issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign company. International companies or entities are those that trade on non-U.S. exchanges, or that derive the majority of their revenue from non-U.S. sources.

As an international fund, the Copeland International Small Cap Fund invests, under normal market conditions, in at least three different foreign countries, and at least 40% of its assets outside of the U.S. The Copeland International Small Cap Fund plans to invest primarily in developed markets, and to a lesser degree in emerging markets, throughout the world. Emerging markets include all markets that are not considered to be developed markets by the MSCI World Ex USA Small Cap Index. The Copeland International Small Cap Fund may seek to reduce currency fluctuations by hedging its foreign currency exposure.

Under normal market conditions, the Copeland International Small Cap Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities that pay a dividend and also have increased their dividend in the past 12 months or that the adviser expects to raise their dividend in the next 12 months. Up to 20% of the Fund’s net assets may be invested in stocks that do not meet these dividend criteria.

The adviser sells securities when they no longer meet its fundamental dividend growth criteria.

In addition, under normal market conditions, the Copeland International Small Cap Fund invests at least 80% of its net assets (including borrowings for investment purposes) in small capitalization companies. The Fund’s adviser considers “small capitalization” companies to include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the MSCI World Ex USA Small Cap Index. This capitalization range fluctuates and was $19 million to $11.3 billion as of August 31, 2021.

Stock Selection Strategy

For the Copeland International Small Cap Fund, the adviser’s proprietary stock selection model ranks all non-U.S. small cap companies that pay dividends and have increased their dividend over the past annual period using specific fundamental characteristics that the adviser believes are predictive of strong future total returns as well as the sustainability and growth of a company’s dividend. These factors include an assessment of the ability to pay dividends relative to earnings and cash flow, historical sales and dividend growth, the cash flow conversion ratio, earnings momentum, return on capital, dividend yield and other valuation metrics. In addition, the investment team eliminates stocks that violate specific ability-to-pay and payout ratios. The adviser sells securities when they no longer meet its fundamental stock selection criteria.

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Principal Investment Risks:

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objectives. In addition, the strategies that the adviser uses may fail to produce the intended result. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

•	ADRs Risk (Copeland International Small Cap Fund only): ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.
•	Cyber Security Risk (All Funds): With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund’s adviser and other service providers (including, but not limited to, Fund accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.
•	Derivatives Risk (Copeland SMID Cap Dividend Growth Fund): The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.
•	Dividend-Paying Stock Risk (All Funds): The Funds’ emphasis on dividend-paying stocks could cause the Funds to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. If the amount a company pays out as a dividend exceeds its earnings and profits, the excess will be treated as a return of capital and the Fund’s tax basis in the stock will be reduced. A reduction in the Funds tax basis in such stock will increase the amount of gain (or decrease the amount of loss) recognized by the Funds on a subsequent sale of the stock.
•	Emerging Market Risk (Copeland International Small Cap Fund only): The Fund may invest in issuers from countries with newly organized or less developed securities markets, but it will not be a significant part of the strategy. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.
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•	Foreign Investing Risk (Copeland International Small Cap Fund only): Investing in securities of foreign issuers may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, the effect of currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information and limited trading markets. Foreign investments may experience greater volatility than U.S. investments. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. There is the chance that the currency hedging transactions entered into by the Fund may not perfectly offset the Fund’s foreign currency exposure. The Fund will decline in value if it underhedges a currency that has weakened or overhedges a currency that has strengthened relative to the U.S. dollar. In addition, the Fund will incur expenses to hedge its foreign currency exposure. By entering into currency hedging transactions, the Fund may eliminate any chance to benefit from favorable fluctuations in relevant currency exchange rates.
•	Investment Company Risk (Copeland SMID Cap Dividend Growth Fund only): If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund. Any investment in a closed-end fund or an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an open- or closed-end fund or an ETF generally reflect the risks of owning the underlying securities that such fund invests in or is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, ETFs and closed-end funds do not necessarily trade at the net asset value of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying portfolios and may result in a loss. Finally, because ETFs and closed-end funds trade like stocks on exchanges, they are subject to trading and commission costs.
•	Issuer-Specific Risk (All Funds): The value of a specific security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller sized issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Large Shareholder Risk (All Funds): From time to time, shareholders of the Fund (which may include institutional investors or financial intermediaries acting on behalf of their clients) may make relatively large redemptions or purchases of the Fund’s shares. These transactions may, among other things, cause the Fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. There could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times it would not otherwise do so. Selling portfolio securities to meet a large redemption request also may increase transaction costs or have adverse tax consequences for Fund shareholders. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
•	Limited History of Operations (Copeland International Small Cap Fund only): The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. Investors bear the risk that the Fund may not be able to implement its investment strategies or attract sufficient assets.
•	Management Risk (All Funds): The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objectives is directly related to the adviser’s stock selection using its dividend grower strategy. The adviser’s objective judgments, based on investment strategies, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove incorrect and there is no guarantee that the adviser’s investment strategies will produce the desired results.
•	Market Risk (All Funds): The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other unforeseeable events that adversely affect individual companies, industries, sectors, and/or segments of the market, may lead to instability in world economies and markets and may have negative long-term effects. The Fund cannot predict the effects of such events on the economy, the markets or the Fund’s investments. For example, the novel strain of coronavirus (COVID-19) outbreak has resulted in serious economic disruptions globally. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Although vaccines for COVID-19 are becoming more widely available, the duration of the COVID-19 outbreak and the full impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Security prices, in general, may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer
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having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. Russia’s recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Funds’ investments, even beyond any direct exposure the Funds may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this Prospectus.

•	MLP Risk (All Funds): An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of Fund shares.

Additional risks include the following. A decline in commodity prices may lead to a reduction in production or supply of those commodities. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs.

MLPs are also subject to risks that are specific to the industry they serve. MLPs that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. The trending excess worldwide oil and gas reserves and production has, and may further, depress the value of investments in energy related MLPs. This trend is causing producers to curtail production and/or reduce capital spending for exploration activities.

•	Preferred Stock Risk (Copeland SMID Cap Dividend Growth Fund): Preferred stock generally does not exhibit as great a potential for appreciation as common stock, although it ranks above common stock in its claim on income for dividend payments and in liquidation. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of preferred and common stockholders. Preferred stock may also be subject to optional or mandatory redemption provisions.
•	REIT Risk (All Funds): An equity REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, changes in interest rates and property taxes. When economic growth is slow, demand for property decreases and prices tend to decline. Property values tend to decrease because of overbuilding, increases in property taxes or interest rates and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A decline in rental income will occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows.
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Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

•	Small Capitalization Stock Risk (Copeland International Small Cap Fund only): The value of small capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies. Often small capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.
•	Small and Medium Capitalization Stock Risk (Copeland SMID Cap Dividend Growth Fund and Copeland Dividend Growth Fund only): The value of a small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.
•	Turnover Risk (Copeland Dividend Growth Fund and Copeland International Small Cap Fund only): A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder if Fund shares are held in a taxable account.

Temporary Investments: Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, cash and cash equivalents, short-term ETFs and investment grade bonds. Cash equivalents include, but are not limited to: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, it may not achieve its investment objectives of capital appreciation and income generation. Furthermore, to the extent that a Fund invests in money market mutual funds for cash equivalent positions or short-term ETFs, there will be some duplication of expenses because the Fund pays its pro-rata portion of such funds’ advisory fees and operational fees. Shares of ETFs have many of the same risks as direct investments in the underlying securities they invest in, although the lack of liquidity may make ETFs more volatile. In addition, ETFs do not necessarily trade at the net asset value of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying funds and may result in a loss and are subject to trading and commission costs. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. A defensive position, taken at the wrong time, would have an adverse impact on a Fund’s performance.

Portfolio Holdings Disclosure: Within thirty days after the end of each quarter, the adviser posts on the Funds’ website at www.CopelandFunds.com a profile of each Fund which typically includes the Funds top ten holdings current as of the quarter end. The Fund may choose to make available, no sooner than thirty days after the end of each quarter, a complete schedule of their portfolio holdings as of the last day of the month. Such information shall remain available on the website until each Fund files its report on Form N-PORT for the last month of the Fund’s first or third fiscal quarters or shareholder report that includes such period. The Funds may terminate or modify this policy at any time without further notice.

A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information, which can be obtained at no charge by calling 1-888-9-COPELAND (1-888-926-7352) and can also be found on the Funds’ website at www.CopelandFunds.com. Shareholders may request portfolio holdings schedules at no charge by calling 1-888-9-COPELAND.

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MANAGEMENT

Investment Adviser: Copeland Capital Management, LLC (“Copeland”), located at 161 Washington Street, Suite 1325, Conshohocken, PA 19428, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the adviser is responsible for management of each Fund’s investment portfolio. The adviser is responsible for selecting the Funds’ investments according to each Fund’s investment objectives, policies and restrictions. The adviser was formed in July 2005 to provide investment advisory services, with a focus on dividend paying equity securities, to individual investors and more recently, institutional investors such as the Funds. As of December 31, 2021, the adviser had $3.9 billion in assets under management.

Pursuant to an advisory agreement between the Funds and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Copeland SMID Cap Dividend Growth Fund’s average daily net assets, an annual advisory fee equal to 0.75% of the Copeland Dividend Growth Fund’s average daily net assets and an annual advisory fee equal to 0.78% of the Copeland International Small Cap Fund’s average daily net assets. The Funds’ adviser has contractually agreed to reduce its fees and/or absorb expenses of the Funds, until at least March 31, 2023, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.20% and 0.95% of the Copeland SMID Cap Dividend Growth Fund’s daily average net asset value of Class A and Class I shares, respectively, 1.20%, 1.95% and 1.05% of the Copeland Dividend Growth Fund’s daily average net asset value of Class A, Class C and Class I shares, respectively; and 1.23% and 0.98% of the Copeland International Small Cap Fund’s daily average net asset value of Class A and Class I shares, respectively each such expense reduction is subject to possible recoupment in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed), if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the waiver/expense reimbursement and the expense limitation in effect at the time of the repayment. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance. A discussion regarding the basis for the Board of Trustees’ approval of the continuation of the advisory agreement for the Copeland SMID Cap Dividend Growth Fund and Copeland Dividend Growth Fund is available in the Funds’ semi-annual shareholder report dated May 31, 2021. A discussion regarding the basis of the Board of Trustees’ approval of the advisory agreement for the Copeland International Small Cap Fund will be available in the Funds’ first semi-annual shareholder report. During the fiscal year ended November 30, 2021, the Copeland SMID Cap Dividend Growth Fund paid an aggregate of 0.00% of its average net assets in advisory fees to the Adviser (after fee waivers) and the Copeland Dividend Growth Fund paid an aggregate of 0.03% of its average net assets in advisory fees to the Adviser (after fee waivers). The Copeland International Small Cap Fund commenced operations after November 30, 2021.

Portfolio Managers:

Mark W. Giovanniello (Copeland SMID Cap Dividend Growth Fund and Copeland Dividend Growth Fund)

Chief Investment Officer

Mr. Giovanniello is a member of the investment policy committee and the management committee of the adviser. He is also the Chief Investment Officer at Copeland, a partner at the firm and portfolio manager of the Small Cap, Mid Cap and Smid Cap Dividend Growth strategies. Prior to joining Copeland in August 2009, Mr. Giovanniello was a portfolio manager at Rorer Asset Management where he was the lead portfolio manager for the mid cap strategy. Before joining Rorer, Mr. Giovanniello spent six years at The Colony Group, an investment advisor based in Boston, Massachusetts. At The Colony Group he was the lead manager of the firm’s mid-cap strategy and the Director of Research. In addition, he covered stocks in health care and industrials sectors, supporting the firm’s large-cap, mid-cap and small-cap strategies. Mr. Giovanniello previously was a senior associate at the public accounting firm PricewaterhouseCoopers. He received his B.S. from Boston College and holds the Chartered Financial Analyst (CFA®) designation.

Eric C. Brown (Copeland SMID Cap Dividend Growth Fund and Copeland Dividend Growth Fund)

Chief Executive Officer

Mr. Brown, who has served as Chief Executive Officer of the adviser since its formation in July, 2005, is a member of the investment policy committee and the management committee of the adviser. Additionally, Mr. Brown is a partner and has served as portfolio manager for accounts managed using the traditional Copeland Dividend Growth Strategy since December of 2005. Prior to forming Copeland Capital Management, LLC, Mr. Brown was a Senior Portfolio Manager with The Colony Group LLC in Boston, MA. Mr. Brown served as a member of that firm’s Investment Policy Committee, responsible for setting overall investment strategy. While at the Colony Group, Mr. Brown helped develop a proprietary quantitative equity screening model for use in constructing client portfolios. Prior to joining The Colony Group, Mr. Brown was a Portfolio Manager with Bingham Legg Advisors in Boston, MA. Mr. Brown previously worked in municipal bond sales and trading at Bear Stearns & Company, Inc. Mr. Brown received his B.A. from Trinity College in Hartford CT. and holds the Chartered Financial Analyst (CFA®) designation. He is a member of the CFA Institute, the Boston Security Analysts Society and the American Mensa Society.

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David McGonigle (Copeland SMID Cap Dividend Growth Fund)

Portfolio Manager

Mr. McGonigle is a Portfolio Manager at Copeland Capital, as well as a member of the investment policy committee. He is also a partner at the firm. His primary coverage responsibilities are in the Consumer Discretionary, Financial and Industrial sectors across all domestic portfolios. Prior to joining Copeland in August 2009, Dave spent ten years with Rorer Asset Management, serving both as a portfolio manager and an analyst focused on the firm’s mid cap portfolio. He had primary coverage responsibilities in the Consumer and Financial sectors in that role as well. Before joining Rorer, Dave was a Financial Analyst with AmericaOne Communications, Inc., a subsidiary of CapitalOne Financial Corp., where he focused on financial forecasting, as well as the evaluation of potential acquisition candidates in the telecommunications space. He holds a BS in Business Administration, with a finance concentration, from the E. Claiborne Robins School of Business at the University of Richmond. Dave also holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Philadelphia.

Jeffrey Walkenhorst (Copeland SMID Cap Dividend Growth Fund)

Portfolio Manager

Mr. Walkenhorst is a Portfolio Manager at Copeland Capital, as well as a member of the investment policy committee. He is also a partner at the firm. His primary coverage responsibilities are in the Consumer Staples, Real Estate, and Technology/Telecom sectors across all domestic portfolios. Prior to joining Copeland in March 2011, Mr. Walkenhorst was a Senior Research Analyst at The Research Board, an international think tank that performs business and strategy research for Chief Information Officers of the world’s largest organizations. Previously, Jeff was a Vice President, Equity Research Analyst with Banc of America Securities LLC (BAS), the former investment banking subsidiary of Bank of America. At BAS, he covered the Technology sector, including several years on an Institutional Investor All-America Research Team. Prior to BAS, Jeff was engaged in strategic planning, M&A, and analysis roles in the telecom and technology sectors. Jeff began his career in the Real Estate Investment Banking Group at Prudential Securities Incorporated, where he completed 31 equity, debt, and M&A transactions totaling more than $4 billion. In the years before joining Copeland, he created and authored Common Stock Sense, a popular owner-oriented investment blog dedicated to fundamental analysis and active portfolio management. Jeff holds a BA degree in Economics from Stanford University. He also holds the Chartered Financial Analyst® designation and is a member of the New York Society of Security Analysts.

Erik B. Granade, CFA® (Copeland International Small Cap Fund)

Head of International Equities, Portfolio Manager

Mr. Granade is a member of the adviser and joined the firm in July, 2012. Mr. Granade serves as the Head of International Equities and Portfolio Manager for the Fund. He is a member of the Management Committee, Investment Policy Committee and a partner at the firm. Prior to joining Copeland Capital Management, Mr. Granade was Chief Investment Officer and Portfolio Manager for Invesco’s global equity team in Atlanta. While at Invesco, Mr. Granade had overall responsibility for the team’s international equity, global equity, and emerging market equity strategies. Prior to joining Invesco, Mr. Granade was Head of International Equities at Cashman, Farrell & Associates in Philadelphia, PA. Preceding that, Mr. Granade worked at PNC Bank as a Senior International Equity Manager for Provident Capital Management, the firm’s institutional money management business, and as a Securities Analyst. Mr. Granade received his B.A. in economics from Trinity College in Hartford CT and holds the Chartered Financial Analyst (CFA®) and Chartered Investment Counselor designations. He is a member of the CFA Institute and the CFA Society of Atlanta.

Kenneth T. Lee

Portfolio Manager (Copeland International Small Cap Fund)

Mr. Lee is a member of the adviser and joined the firm in January, 2013. Mr. Lee serves as a Portfolio Manager for the Fund. He is a member of the Investment Policy Committee and a Partner at the firm. Prior to joining Copeland in January 2013, Ken was a Portfolio Manager and Managing Director at Mercury Partners, a multi-strategy investment firm offering hedge fund and long-only equity strategies, where he managed its Asia equity fund. Prior to joining Mercury, Ken was a Vice President at Deutsche Bank Securities and an Associate at Wachovia Securities, where he focused on Mergers & Acquisitions in their Real Estate, Lodging & Gaming Investment Banking Group. Previously, Ken was a management consultant at McKinsey & Company and AlixPartners, where he specialized in restructuring and corporate turnarounds for U.S. and Asian clients in the consumer, technology and industrial sectors. Ken holds an MBA from Harvard Business School and a BA in Economic History from Dartmouth College.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of shares of the Fund.

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Performance of Comparable Accounts – SMID Cap Fund

In addition to serving as adviser to the SMID Cap Fund, Copeland has managed client accounts (the “separately managed accounts”) with substantially similar objectives, policies and strategies as the SMID Cap Fund. The performance information shown below represents the historical performance of the separately managed accounts as measured against a specified index.

The performance of the separately managed accounts does not represent the historical performance of the SMID Cap Fund and should not be considered indicative of future performance of the separately managed accounts or the SMID Cap Fund. Future results will differ from past results because of differences in future behavior of the various investment markets, brokerage commissions, account expenses, the size of positions taken in relation to account size and diversification of securities, and the timing of purchases and sales, among other things. In addition, the separately managed accounts that not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940, as amended (the “1940 Act”) and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the separately managed accounts during the periods shown. Performance of the SMID Cap Fund for future periods will vary, and some months, quarters, and years may result in higher or lower performance than the performance of the separately management account.

Copeland provided the information shown below and calculated the performance information. The performance results are presented in U.S. dollars, reflect the reinvestment of income received, and are presented both net of fees and gross of fees. Gross returns are stated gross of all fees and net of transaction costs. Net returns are calculated to include all fees and expenses of the separately managed accounts. To the extent that the operating expenses incurred by the separately managed accounts are lower than the expected operating expenses of the SMID Cap Fund, if the performance of the separately managed accounts was restated to reflect the expected operating expenses of the SMID Cap Fund, the performance shown in the charts below would have been lower.

Copeland has informed the Copeland SMID Cap Dividend Growth Fund that the separately managed accounts performance was calculated using Global Investment Performance Standards (GIPS™). This method of calculating performance differs from the SEC standardized methodology, which may produce different results.

The Russell 2500TM Index measures the performance of the 2,500 stocks that cover the small and mid sized market capitalizations. The index does not reflect deductions for fees or expenses and it is not possible to invest directly in an index.

Performance Returns for the Copeland SMID CAP Separately Managed Accounts (“SMAs”)

	10/1/2013 – 12/31/2013 Quarterly Return**	2014 Yearly Return	2015 Yearly Return	2016 Yearly Return	2017 Yearly Return	2018 Yearly Return	2019 Yearly Return	2020 Yearly Return	2021 Yearly Return	Since Inception 9/30/2013 – 12/31/2021 (Annualized)
Copeland SMA Net	10.8%	4.8%	0.8%	15.6%	17.7%	-5.1%	30.1%	10.1%	22.8%	12.6%
Copeland SMA Gross	11.0%	5.5%	1.4%	16.4%	18.5%	-4.4%	31.0%	10.8%	23.7%	13.3%
Benchmark 1: Russell 2500 Index*	8.7%	7.1%	-2.9%	17.6%	16.8%	-10.0%	27.7%	20.0%	18.1%	11.9%

Currency: US Dollar

*	The Russell 2500 Index is comprised of the smallest 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

** The inception date for the Copeland Separately Managed Account was September 30, 2013.

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Performance of Comparable Accounts – Copeland International Small Cap Fund

In addition to serving as adviser to the International Small Cap Fund, Copeland has managed client accounts (the “separately managed accounts”) with substantially similar objectives, policies and strategies as the Copeland International Small Cap Fund. The performance information shown below represents the historical performance of all of these separately managed accounts as measured against a specified index.

The performance of the separately managed accounts does not represent the historical performance of the International Small Cap Fund and should not be considered indicative of future performance of the separately managed accounts or the International Small Cap Fund. Future results will differ from past results because of differences in future behavior of the various investment markets, brokerage commissions, account expenses, the size of positions taken in relation to account size and diversification of securities, and the timing of purchases and sales, among other things. In addition, the separately managed accounts were not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the separately managed accounts during the periods shown. Performance of the International Small Cap Fund for future periods will vary, and some months, quarters, and years may result in negative performance.

Copeland provided the information shown below and calculated the performance information. The performance results are presented in U.S. dollars, reflect the reinvestment of income received, and are presented both gross of fees and net of fees. Gross returns do not include fees and expenses, except for transaction costs. Net returns were calculated using the separately managed accounts’ annual fee of 1.40% applied monthly for all periods shown. To the extent that the operating expenses incurred by the accounts included in the separately managed accounts are lower than the expected operating expenses of the Fund, if the performance of the separately managed accounts were restated to reflect the expected operating expenses of the Fund, the performance shown in the charts below would have been lower.

Copeland has informed the International Small Cap Fund that the separately managed account performance was calculated using Global Investment Performance Standards (GIPS™). This method of calculating performance differs from the SEC standardized methodology, which may produce different results.

The MSCI World Ex USA Small NR USD Index measures the performance of the small cap securities segment of 22 Developed Markets countries, excluding the U.S. The index does not reflect deductions for fees or expenses and it is not possible to invest directly in an index.

Performance Returns for the Copeland International Small Cap Separately Managed Accounts ("SMAs")

	2017 Yearly Return	2018 Yearly Return	2019 Yearly Return	2020 Yearly Return	2021 Yearly Return	Since Inception 1/1/2017 -12/31/2021 Annualized
Copeland SMAs Net	32.0%	-11.1%	31.3%	14.6%	18.1%	15.8%
Copeland SMAs Gross	33.8%	-9.9%	33.2%	16.2%	19.7%	17.4%
Benchmark 1: MSCI World Ex USA Small NR USD*	31.0%	-18.1%	25.4%	12.8%	11.1%	11.0%

Currency: US Dollar

*	The MSCI World Ex-US Small Cap Net Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 2,437 constituents, the Index covers approximately 14% of the free float-adjusted market capitalization in each country. The Index is designed to provide a broad measure of small cap stock performance net of foreign dividend withholdings throughout the developed world, excluding U.S. stocks. The strategy differs from the composition of the Index, which is unmanaged, and the returns do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining on a per class basis, the aggregate market value of all assets of the respective Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, along with other full and partial days as announced/designated by the NYSE. The NAV takes into account on a per class basis, the expenses and fees of the respective Fund, including management and administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a shares class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the respective Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the pricing committee of the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the respective Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Funds may, but are not required to, use independent pricing services to assist in calculating the value of a Fund’s securities. Foreign securities may trade on days when shares of a Fund are not priced; and as a result, the NAV of a Fund’s shares may change on days when you will not be able to purchase or redeem a Fund’s shares. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. If events materially affecting the value of a security in a Fund’s portfolio occur after the close of trading, but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, the security’s authorized pricing sources are not able or willing to provide a price, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time a Fund calculates net asset value, including but not limited to natural disasters, armed conflicts or significant government actions, the adviser may need to price the security using a Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The Funds have implemented a 1% redemption fee as a deterrent to short-term trading. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Funds’ net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes two classes of shares offered by the Copeland SMID Cap Dividend Growth Fund and Copeland International Small Cap Fund: Class A shares and Class I shares and three class of shares offered by the Copeland Dividend Growth Fund: Class A shares, Class C shares and Class I shares. The Funds offers these classes of shares so that you can choose the class that best suits your investment needs. The main differences among each class are sales charges, ongoing fees and minimum investment. For information on ongoing distribution fees, see Distribution Fees on page 33 of this Prospectus. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares of a Fund represents interest in the same portfolio of investments in that Fund. There is no investment minimum on reinvested distributions and the Funds may change investment minimums at any time. The Funds reserve the right to waive sales charges and investment minimums. Not all share classes may be available for purchase in all states.

Class A Shares: Class A shares are offered at their public offering price; NAV plus the applicable sales charge and are also subject to 12b-1 distribution fees of 0.25% of the average daily net assets of Class A shares. The Copeland SMID Cap Dividend Growth Fund’s minimum initial investment in Class A shares of the Fund is $250 for retirement plan accounts and $5,00 for all other accounts. The minimum subsequent investment in Class A shares of the Fund is $50 for retirement plan accounts and $500 for all other accounts of that Fund. The Copeland Dividend Growth Fund’s minimum initial investment in Class A shares of the Fund is $250 for retirement plan accounts and $1,000 for all other accounts. The minimum subsequent investment in Class A shares of the Fund is $50 for retirement plan accounts and $500 for all other accounts of that Fund. The Copeland International Small Cap Fund’s minimum initial investment in Class A shares of the Fund is $250 for retirement plan accounts and $5,000 for all other accounts. The minimum subsequent investment in Class A shares of the Fund is $50 for retirement plan accounts and $500 for all other accounts of that Fund. Use of the Funds’ Automatic Investment Plan can lower these requirements. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The Funds and the adviser each reserve the right to waive sales charges as described below. The following sales charges apply to your purchases of Class A shares of the Funds:

The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The Fund and the adviser each reserve the right to waive sales charges as described below. In addition, a financial intermediary may offer Class A shares subject to variations in or elimination of Fund sales charges (“variations”), provided such variations are described in Appendix A. All variations described in Appendix A are applied by the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Class A shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary. Please consult your financial intermediary with respect to any variations listed in Appendix A. The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%

The adviser shall reimburse the Funds in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on shares redeemed within the first 18 months after their purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 18 months or more are not subject to the CDSC. Certain financial intermediaries have share class conversion programs whereby Class A shares that are no longer subject to a CDSC are converted to another share class of the same Fund. Please see Appendix A and consult your financial intermediary for more information. A financial intermediary may also impose CDSC waivers. CDSC waiver variations specific to certain financial intermediaries are described in Appendix A.

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You may be able to buy Class A shares without a sales charge when you are:

•	Current and retired trustees and officers of the Fund, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.
•	Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the adviser (a “Selling Broker”) and their immediate families
(or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.
•	Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•	Clients of financial intermediaries that have entered into an agreement with the distributor providing for the shares to be used in particular investment products made available to such clients, including, for example, employee benefits or retirement plans or charitable accounts, and for which such financial intermediary may charge a separate fee.
•	Clients of financial intermediaries that have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts, whether or not such accounts are subject to transaction fees.
•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•	The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).
•	For additional sales charge discount variations applicable to shares purchased through certain financial intermediaries, please see Appendix A to this Prospectus “Financial Intermediary Sales Charge Variations.”

Right of Accumulation: For the purposes of determining the applicable reduced sales charge on the Class A shares, the right of accumulation allows you to include prior purchases of Fund shares as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Funds’ distributor, Northern Lights Distributors, LLC, at the time of your purchase. You will need to give the distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children. If your minor children have an account number you must provide their age(s) in addition to their account number.

Letter of Intent: The letter of intent allows you to count all investments within a 13-month period in Class A shares of a Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude a Fund from discontinuing sales of its Class A shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include the cost of shares of a Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent. You may combine purchases by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts to Class A Shares of the Funds will depend on whether you purchase your Class A Shares directly from the Funds or through a financial intermediary. These variations are separate and apart from those discussed in Appendix A. Intermediaries may have different policies and procedures (from those described above for Class A Shares generally) regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Funds shares directly from the Funds or through another intermediary to receive such waivers or discounts.

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Class C Shares: Class C shares of the Copeland Dividend Growth Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% (as described in Fees and Expenses of the Fund) on an annualized basis of the average daily net assets attributed to Class C shares as reimbursement or compensation for service and distribution-related activities with respect to each Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class C shares of the Copeland Dividend Growth Fund is $250 for retirement plan accounts and $1,000 for all other accounts. The minimum subsequent investment in Class C shares of the Fund is $50 for retirement plan accounts and $500 for all other accounts.

Class I Shares: Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares pay 0.10% on an annualized basis of the average daily net assets as reimbursement or compensation for shareholder support and/or administrative services. Over time, fees paid under this shareholder service plan will increase the cost of a Class I shareholder’s investment and may cost more than other types of service charges. The minimum initial investment in Class I shares of the Copeland SMID Cap Dividend Growth Fund and Copeland International Small Cap Fund is $5,000 for all accounts. For the Copeland Dividend Growth Fund, the minimum investment in Class I shares of the Fund is $25,000 for retirement plan accounts and $25,000 for all other accounts. The minimum subsequent investment in Class I shares of each Fund is $50 for retirement plan accounts and $500 for all other accounts.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of each Fund’s expenses over time in the Fees and Expenses of the Fund section in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares:

Purchasing shares of the Copeland SMID Cap Dividend Growth Fund. The CUSIP number and ticker for Class A shares of the Fund are 21724W878 and CSDGX. The CUSIP number and ticker for Class I shares of the Fund are 21724W886 and CSMDX.

Purchasing shares of the Copeland Dividend Growth Fund. The CUSIP number and ticker for Class A shares of the Fund are 21724W209 and CDGRX. The CUSIP number and ticker for Class C shares of the Fund are 21724W100 and CDCRX. The CUSIP number and ticker for Class I shares of the Fund are 21724W605 and CDIVX.

Purchasing shares of the Copeland International Small Cap Fund. The CUSIP number and ticker for Class A shares of the Fund are 21724W860 and CISAX. The CUSIP number and ticker for Class I shares of the Fund is 21724W852 and CSIIX.

You may purchase shares of the Funds by sending a completed application form to the following address:

Address for Regular Mail:	Address for Overnight/Express Mail:
Copeland SMID Cap Dividend Growth Fund Copeland Dividend Growth Fund or Copeland International Small Cap Fund c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Copeland SMID Cap Dividend Growth Fund Copeland Dividend Growth Fund or Copeland International Small Cap Fund c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in each Fund through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order in “good order”, as defined below. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

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You may be eligible for reductions and waivers of sales charges on Class A shares. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. Please consult your broker, financial intermediary, or financial adviser for assistance. For specific sales charge discount variations applicable to Class A shares purchased through certain financial intermediaries please see Appendix A to this Prospectus “Financial Intermediary Sales Charge Variations.”

Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call the Fund at
1-888-9-COPELAND (1-888-926-7352) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. Each Fund will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 for retirement plan accounts and $500 for all other accounts on specified days of each month into your established Fund account. Please contact the Funds at 1-888-9-COPELAND (1-888-926-7352) for more information about the Funds’ Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at each Fund’s discretion.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the respective Fund name, either “COPELAND SMID CAP DIVIDEND GROWTH FUND,” “COPELAND DIVIDEND GROWTH FUND” or “COPELAND INTERNATIONAL SMALL CAP FUND.” The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Ultimus Fund Solutions, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares of each Fund will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day. If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below, will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

  the name of the Fund and share class;
  the dollar amount of shares to be purchased;
  a completed purchase application or investment stub; and
  a check payable to the “COPELAND SMID CAP DIVIDEND GROWTH FUND,” “COPELAND DIVIDEND GROWTH FUND” or “COPELAND INTERNATIONAL SMALL CAP FUND.

Retirement Plans: You may purchase shares of each Fund for your individual retirement plans. Please call the Funds at
1-888-9-COPELAND (1-888-926-7352) for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Address for Regular Mail:	Address for Overnight/Express Mail:
Copeland SMID Cap Dividend Growth Fund Copeland Dividend Growth Fund or Copeland International Small Cap Fund c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Copeland SMID Cap Dividend Growth Fund Copeland Dividend Growth Fund or Copeland International Small Cap Fund c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Funds should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call
1-888-9-COPELAND (1-888-926-7352). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. Retirement accounts are not redeemable by telephone.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor their transfer agent will be held liable if you are unable to place your trade due to high call volume.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither a Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. Each Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period) or, subject to the approval of the Board of Trustees, in other circumstances identified by the Funds’ adviser. The securities will be chosen by a Fund and valued using the same procedures as used in calculating a Fund’s NAV in conformity with applicable rules of the SEC and the Trust’s Policy and Procedures Related to the Processing of In-Kind Redemptions. A shareholder will be exposed to market risk until the securities are sold, generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions and may incur other transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV minus the CDSC and/or redemption fee, if any, following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date). Redemption proceeds are typically paid in cash from the proceeds of the sale of portfolio securities, although each Fund has the right to limit each shareholder to cash redemptions of $250,000 or 1% of the applicable Fund’s NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities (see “Redemptions in Kind” above). These redemption methods are used regularly and may also be used in stressed market conditions. Each Fund will charge a 1% redemption fee on redemptions within 30 days of purchase. See Redemption Fee for additional details.

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Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         the request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         the request must identify your account number;

•         the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

  you request a redemption to be made payable to a person not on record with the Fund;
  you request that a redemption be mailed to an address other than that on record with the Fund;
  the proceeds of a requested redemption exceed $50,000;
  any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
  your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption may be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $1,000 for regular accounts or $250 for retirement accounts, the Fund may notify you that, unless the account is brought up to at least $1,000 for regular accounts or $250 for retirement accounts within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the low balance minimums above due to a decline in NAV.

Redemption Fee: Each Fund will deduct a 1% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase or shares held less than 30 days are redeemed for failure to maintain the respective Fund’s balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1% fee.

Redemption fees are paid to the respective Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

  Redemptions of Fund shares acquired through the reinvestment of dividends and distributions;
  Certain types of redemptions of Fund shares owned through participant-directed retirement plans;
  Redemptions in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
  Redemptions in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
  Involuntary redemptions such as to pay shareholder fees; or
  Other types of redemptions as the adviser or the Fund may determine in special situations and approved by the Fund’s or adviser’s Chief Compliance Officer, or designated representative.
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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent trading into and out of the Funds can harm all Funds shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ Market Timing Policy; and
  Assessing a redemption fee for short-term trading within 30 days of purchase.

The redemption fee is intended to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. The Funds will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Trust’s Chief Compliance Officer (“CCO”) may in her sole discretion determine that your trading activity is detrimental to a Fund as described in the Trust’s Market Timing Policy and direct the Trust’s Transfer Agent or Administrator to take one or more of the following actions: issue a warning letter; suspend purchases for 90 days; permanently block future purchases; and/or close your account and any other accounts you have with the Trust.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may close the account of an investor who has violated these policies (and the investor’s financial adviser) and also bar an investor from opening new accounts with the Funds.

Financial intermediaries maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the Funds upon request. If the Trust’s CCO suspects there is market timing activity in the account, the Trust’s CCO will seek full cooperation from the financial intermediary maintaining the account to identify the underlying participant. At the request of the Trust’s CCO, the financial intermediary may take immediate action to stop any further short-term trading by such participants.

Despite the Funds’ efforts to detect and prevent abusive trading activity, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify all of those who may engage in abusive trading practices or limit their activities in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts traded through intermediaries, despite the arrangements the Funds have entered into with the intermediaries to provide access to account level trading information.

30

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The following is a summary of certain Unites States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents.

The Funds intend to distribute substantially all of their net investment income at least annually and net capital gains annually in December. Both types of distributions will be reinvested in shares of the applicable Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are generally taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when paid, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are generally exempt from federal income taxation, but retirement proceeds that are paid out to the participant may be taxable. Individuals, trusts and estates with income above certain thresholds are subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends and capital gains.

Distributions of “qualifying dividends” will generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by that Fund to individual shareholders will be taxed at long-term capital gain rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by that Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate, or investments in debt securities or “non-qualified” foreign corporations.

Individuals and certain other non-corporate entities are generally eligible for a 20% deduction with respect to “qualified REIT dividends” (defined in Code Section 199A(e)(3) as any dividend from a REIT that is not a capital gain dividend or qualified dividend income). Under Treasury regulations a regulated investment company such as a Fund may pay a dividend to its shareholder that is attributable to the regulated investment company’s receipt of qualified REIT dividends and the shareholder can treat the receipt of such dividend in the same or a similar manner as the manner in which the shareholder would treat the qualified REIT dividend as if the shareholder realized it directly. In other words, a regulated investment company shareholder will be eligible for the 20% deduction with respect to dividends paid by the regulated investment company that the regulated investment company designates are attributable to qualified REIT dividends. Such dividends are referred to as Section 199A dividends.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, a Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If a Fund makes this election, the amount of these foreign taxes paid by a Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.

A portion of distributions paid by the Funds to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Funds’ securities lending activities
(if any), by a high portfolio turnover rate, or by investments in debt securities or foreign corporations.

You should note that if you buy shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This is known as “buying into a dividend.”

31

Any sale or redemption of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you sell or redeem your shares you may realize a taxable gain or loss. The amount of the gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize a long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or redeem them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or redemption of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund (such as pursuant to a dividend reinvestment in shares of the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Each Fund (or relevant broker or financial advisor) is required to compute and report to the Internal Revenue Service (“the IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or redeemed. Each Fund has elected to use the average cost method, unless you instruct the applicable Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or redemption. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Each Fund’s shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend or redemption proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Funds’, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to a Funds’ net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to a Funds’ interest income from U.S. obligors and dividends attributable to net short-term capital gains of the applicable Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Funds’, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxed on such gains and on capital gain dividends from the applicable Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the applicable Fund is effectively connected with that trade or business, then the foreign investor’s income from the applicable Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Each Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Funds.

You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by the Funds on U.S. Government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Funds’ shares. Additional information about taxes is contained in the SAI.

32

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (FINRA). Shares of the Funds are offered on a continuous basis.

Distribution Fees: Each Fund has adopted a Distribution Plan (“12b-1 Plan” or “Plan”), for Class A shares, pursuant to which each Fund pays the Funds’ distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Funds’ average daily net assets attributable to Class A shares. Copeland Dividend Growth Fund has adopted a 12b-1 Plan for Class C shares, pursuant to which the Fund pays the Funds’ distributor an annual fee for distribution and shareholders servicing expense of 1.00% of the Copeland Dividend Growth Fund’s average daily net assets attributable to Class C shares. There is no distribution fee charged for Class I shares. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment.

The Funds’ distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of the Funds’ Class A and Class C shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others, including the adviser, who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Shareholder Service Fees: Each Fund has adopted a non-12b-1 Shareholder Service Plan (“Service Plan”), for Class I shares, pursuant to which each Fund pays brokers, financial intermediaries and others an annual fee for shareholder servicing expenses of 0.10% of such Fund’s average daily net assets attributable to Class I shares. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment.

The fees paid under the Service Plan are for services provided and the expenses borne by entities who service shareholder accounts, including payments to entities who hold Fund shares for shareholders in omnibus accounts or as shareholders of record or provide or arrange to provide shareholder support or administrative services to the Fund and its Class I shareholders, including the adviser, overhead and telephone expenses, answering shareholder questions, processing transactions and providing such other shareholder services as the Trust may reasonably request.

Additional Compensation to Financial Intermediaries: The Funds’ distributor, its affiliates, and the Funds’ adviser may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees, shareholder service fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Payments may also be made to financial intermediaries as an additional expense reimbursement by the Funds in cases where the financial intermediary provides shareholder services to the applicable Fund shareholders. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the financial intermediary or (2) a fixed dollar amount for each account serviced by the Service Organization.

Householding: To reduce expenses, the Funds mail only one copy of the Prospectus and, upon request, each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-888-9-COPELAND (1-888-926-7352) on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

33

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller and Baker LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ November 30, 2021 annual report which is available upon request.

Copeland SMID Cap Dividend Growth Fund
FINANCIAL HIGHLIGHTS
	Class I
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2021	November 30, 2020	November 30, 2019	November 30, 2018	November 30, 2017*
Net Asset Value, Beginning of Year/Period	$13.19	$12.76	$11.54	$11.10	$10.00
Increase From Operations:
Net investment income(a)	0.10	0.13	0.13	0.10	0.06
Net gain from securities (both realized and unrealized)	2.65	0.50	1.53	0.42	1.04
Total from operations	2.75	0.63	1.66	0.52	1.10
Distributions to shareholders from:
Net investment income	(0.06)	(0.06)	(0.08)	(0.07)	—
Net realized gains	—	(0.14)	(0.36)	(0.01)	—
Total distributions	(0.06)	(0.20)	(0.44)	(0.08)	—
Redemption fees(b)	0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Year/Period	$15.88	$13.19	$12.76	$11.54	$11.10
Total Return(c)	20.89%	4.98%	15.12%	4.76%	11.00	%(e)
Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$35,601	$22,056	$11,903	$1,035	$616
Ratio of expenses to average net assets:
before reimbursement	1.87%	2.47%	3.18%	10.14%	12.96	%(d)
net of reimbursement	0.95%	0.95%	0.95%	0.95%	0.95	%(d)
Ratio of net investment income to average net assets	0.67%	1.06%	1.09%	0.90%	0.83	%(d)
Portfolio turnover rate	35%	49%	22%	26%	21	%(e)

*	Class I commenced operations on February 27, 2017.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Less than $0.01 per share.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(d)	Annualized.
(e)	Not annualized.
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Copeland SMID Cap Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout the period presented.

	Class A
	Year	Year	Period
	Ended	Ended	Ended
	November 30, 2021	November 30, 2020	November 30, 2019*
Net Asset Value, Beginning of Year/Period	$13.14	$12.73	$11.10
Increase From Operations:
Net investment income(a)	0.06	0.10	0.10
Net gain from securities (both realized and unrealized)	2.63	0.50	1.53
Total from operations	2.69	0.60	1.63
Distributions to shareholders from:
Net investment income	(0.03)	(0.05)	—
Net realized gains	—	(0.14)	—
Total distributions	(0.03)	(0.19)	—
Redemption fees(b)	0.00	0.00	0.00
Net Asset Value, End of Year/Period	$15.80	$13.14	$12.73
Total Return(c)	20.55%	4.73%	14.68	%(e)
Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$206	$108	$34
Ratio of expenses to average net assets:
before reimbursement	2.10%	2.72%	3.04	%(d)
net of reimbursement	1.20%	1.20%	1.20	%(d)
Ratio of net investment income to average net assets	0.42%	0.87%	0.82	%(d)
Portfolio turnover rate	35%	49%	22	%(e)

*	Class A commenced operations on February 11, 2019.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Less than $0.01 per share.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(d)	Annualized.
(e)	Not annualized.

35

Copeland Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout the period presented.

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2021	November 30, 2020	November 30, 2019	November 30, 2018	November 30, 2017
Net Asset Value, Beginning of Year	$11.99	$14.25	$15.18	$14.38	$12.27
Increase From Operations:
Net investment income(a)	0.04	0.01	0.10	0.04	0.06
Net gain (loss) from securities (both realized and unrealized)	2.56	(0.48)	0.05	1.38	2.51
Other capital changes	—	0.73 (d)	—	—	—
Total from operations	2.60	0.26	0.15	1.42	2.57
Distributions to shareholders from:
Net investment income	—	(0.09)	(0.01)	(0.03)	(0.09)
Net realized gains	—	(2.43)	(1.07)	(0.59)	(0.37)
Total distributions	—	(2.52)	(1.08)	(0.62)	(0.46)
Redemption fees(b)	0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Year	$14.59	$11.99	$14.25	$15.18	$14.38
Total Return(c)	21.68%	2.24%	1.32%	10.33%	21.63%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$18,212	$18,800	$36,870	$52,779	$64,666
Ratio of expenses to average net assets:
before reimbursement	1.93%	2.13%	1.74%	1.71%	1.82%
net of reimbursement	1.20%	1.44%	1.45%	1.45%	1.45%
Ratio of net investment income to average net assets	0.29%	0.10%	0.70%	0.28%	0.47%
Portfolio turnover rate	34%	170%	244%	30%	27%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Less than $0.01 per share.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(d)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes net asset value per share.

36

Copeland Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout the period presented.

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2021	November 30, 2020	November 30, 2019	November 30, 2018	November 30, 2017
Net Asset Value, Beginning of Year	$11.47	$13.73	$14.76	$14.06	$12.01
Increase From Operations:
Net investment loss(a)	(0.06)	(0.07)	(0.01)	(0.07)	(0.04)
Net gain (loss) from securities (both realized and unrealized)	2.44	(0.30)	0.05	1.36	2.46
Other capital changes	—	0.54 (d)	—	—	—
Total from operations	2.38	0.17	0.04	1.29	2.42
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized gains	—	(2.43)	(1.07)	(0.59)	(0.37)
Total distributions	—	(2.43)	(1.07)	(0.59)	(0.37)
Redemption fees(b)	0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Year	$13.85	$11.47	$13.73	$14.76	$14.06
Total Return(c)	20.75%	1.51%	0.54%	9.55%	20.68%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$13,530	$15,401	$25,271	$32,597	$35,487
Ratio of expenses to average net assets:
before reimbursement	2.69%	2.88%	2.49%	2.45%	2.57%
net of reimbursement	1.95%	2.19%	2.20%	2.20%	2.20%
Ratio of net investment loss to average net assets	(0.46)%	(0.67)%	(0.05)%	(0.46)%	(0.28)%
Portfolio turnover rate	34%	170%	244%	30%	27%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Less than $0.01 per share.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(d)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes net asset value per share.

37

Copeland Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout the period presented.

	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2021	November 30, 2020	November 30, 2019	November 30, 2018	November 30, 2017
Net Asset Value, Beginning of Year	$11.85	$14.12	$15.08	$14.30	$12.24
Increase From Operations:
Net investment income(a)	0.06	0.03	0.11	0.07	0.08
Net gain (loss) from securities (both realized and unrealized)	2.54	(0.38)	0.06	1.37	2.49
Other capital changes	—	0.63 (d)	—	—	—
Total from operations	2.60	0.28	0.17	1.44	2.57
Distributions to shareholders from:
Net investment income	—	(0.12)	(0.06)	(0.07)	(0.14)
Net realized gains	—	(2.43)	(1.07)	(0.59)	(0.37)
Total distributions	—	(2.55)	(1.13)	(0.66)	(0.51)
Redemption fees(b)	0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Year	$14.45	$11.85	$14.12	$15.08	$14.30
Total Return(c)	21.94%	2.40%	1.43%	10.56%	21.72%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$33,459	$36,164	$66,649	$81,516	$75,097
Ratio of expenses to average net assets:
before reimbursement	1.75%	1.98%	1.58%	1.53%	1.57%
net of reimbursement	1.05%	1.29%	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets	0.44%	0.23%	0.85%	0.45%	0.62%
Portfolio turnover rate	34%	170%	244%	30%	27%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Less than $0.01 per share.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(d)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes net asset value per share.
38

PRIVACY NOTICE

FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

39

Who we are
Who is providing this notice?	Copeland Trust
What we do
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

  Open an account
  Provide account information
  Give us your contact information
  Make deposits or withdrawals from your account
  Make a wire transfer
  Tell us where to send the money
  Tells us who receives the money
  Show your government-issued ID
  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  Sharing for affiliates’ everyday business purposes – information about your creditworthiness
  Affiliates from using your information to market to you
  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Copeland Trust does not jointly market.

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Appendix A: Financial Intermediary Sales Charge Variations

The availability of certain sales charge waivers and discounts will depend on whether you purchase your Class A shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. This Appendix will be updated based on information provided by the financial intermediaries. Neither the Fund, the adviser nor the distributor supervises the implementation of financial intermediary sales charge waivers, discounts, policies or procedures nor do they verify the intermediaries’ administration of such waivers, discounts, policies or procedures.

For waivers and discounts not available through a particular intermediary listed below, shareholders will have to purchase Class A shares directly from the Fund or through another intermediary to receive Fund imposed waivers or discounts. Please see How to Purchase Shares: Class A Shares starting on page 24 of this Prospectus for information about such waivers and discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class A shares will have their shares converted at net asset value to Class I shares
(or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
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Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC

Effective May 1, 2020, shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

Sales charge waivers on Class A shares available at Janney. Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation

•	Breakpoints as described in the fund’s Prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

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Oppenheimer & Co., Inc, (“OPCO”)

Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
  Shares purchased by or through a 529 Plan
  Shares purchased through a OPCO affiliated investment advisory program
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
  Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
  Employees and registered representatives of OPCO or its affiliates and their family members
  Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus
  Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
  Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in this prospectus.
  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

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Effective July 1, 2018, shareholders purchasing Class A Shares of the Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than disclosed elsewhere in this Prospectus.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•         Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•         Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•         Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•         Shares purchased through a Morgan Stanley self-directed brokerage account

•         Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•         Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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COPELAND SMID CAP DIVIDEND GROWTH FUND

COPELAND DIVIDEND GROWTH FUND

COPELAND INTERNATIONAL SMALL CAP FUND

Adviser	Copeland Capital Management, LLC 161 Washington Street, Suite 1325 Conshohocken, PA 19428	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022
Independent Registered Public Accountant	Tait, Weller & Baker LLP 50 South 16th Street Suite 2900 Philadelphia, PA 19102	Legal Counsel	Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996
Custodian	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Transfer Agent	Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022

Additional information about the Funds is included in the Fund’s Statement of Additional Information dated March 30, 2022, (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments will also be available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-888-9-COPELAND (1-888-926-7352) or visit www.copelandfunds.com. You may also write to:

COPELAND SMID CAP DIVIDEND GROWTH FUND

COPELAND DIVIDEND GROWTH FUND

COPELAND INTERNATIONAL SMALL CAP FUND

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, Nebraska 68154

or over night

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22483